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EXHIBIT 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Floyd H. Panning, Chief Executive Officer of the Electropure, Inc., certify, to the best of my knowledge, that:

(1)
The attached Quarterly Report on Form 10-QSB of Electropure, Inc. for the quarterly period ended July 31, 2002 (the July 2002 Form 10-QSB) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the July 2002 Form 10-QSB Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Electropure, Inc.

/s/ FLOYD H. PANNING Floyd H. Panning Chief Executive Officer September 13, 2002

The foregoing certificate is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63, Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002